SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported):  January 29, 1999

                           PINNACLE GLOBAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                             76-0583569
          TEXAS                                             (IRS EMPLOYER
 (STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)

                           5599 SAN FELIPE, SUITE 1212
                              HOUSTON, TEXAS 77056
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 629-5771
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      On January 28, 1999, the shareholders of TEI, Inc. ("TEI") approved the combination of TEI with three financial service companies under a new public holding company -- Pinnacle Global Group, Inc. ("PGG"). The combination closed on January 29, 1999 the same day when PGG common shares began trading on the Nasdaq National Market under the symbol "PING."

      In the combination, PGG became the new public holding company with each of TEI, Harris Webb & Garrison, Inc. ("HWG"), Pinnacle Management & Trust Company ("PMT") and Spires Financial, L.P. ("Spires") becoming wholly owned, directly or indirectly, by PGG.

      In the combination, (1) each TEI common share converted into .25 of a PGG common share, or a total of 3,562,793 PGG common shares for all outstanding TEI common shares, (2) each HWG common share converted into about 41.674 PGG common shares, or a total of 1,187,500 PGG common shares for all outstanding HWG shares, (3) each PMT common share converted into about 5.871 PGG common shares, or a total of 1,187,500 PGG common shares for all outstanding PMT common shares, and (4) Spires direct and indirect ownership interests converted into a total of 1,187,500 PGG common shares. As a result of the combination, the former TEI shareholders own about 50.02% of the outstanding PGG shares, and the former owners of HWG, PMT and Spires own about 49.98% of the outstanding PGG shares.

      A copy of the press release announcing the closing of the combination is filed as an exhibit to this Current Report on Form 8-K.

      PGG's Registration Statement on Form S-4 (Registration No. 333-65417), which was declared effective by the Securities and Exchange Commission on December 31, 1998, set forth detailed information regarding, among others, the combination, PGG, TEI, HWG, PMT and Spires, the date and manner of the combination, a description of the assets involved, the nature and amount of consideration paid by PGG, the method used for determining the amount of such consideration, the nature of any material relationships among the parties, the nature of the business of TEI, HWG, PMT and Spires and the intended use of the assets acquired in the combination.

ITEM 5.   OTHER EVENTS.

      Under Rule 12g-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares of common stock of PGG, as successor issuer to TEI, will be deemed registered for purposes of
Section 12(g) of the Exchange Act.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The required financial statements have been previously filed in the Proxy Statement/Prospectus of PGG and TEI dated December 31, 1998, and are hereby incorporated by reference.

            (b) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial information has been previously filed in the Proxy Statement/Prospectus of PGG and TEI dated December 31, 1998, and is hereby incorporated by reference.

            (c)   EXHIBITS.


         EXHIBIT NO.                       EXHIBIT
         -----------                       -------
             2.1 Amended and Restated Agreement and Plan of Organization of Merger dated October 2, 1998, among TEI, PGG and its merger subsidiaries, and HWG, PMT and Spires and their respective direct and indirect shareholders and owners (incorporated by reference to Appendix A to the Proxy Statement/Prospectus of PGG and TEI dated December 31,
                      1998).

             2.2 Plan of Merger dated October 2, 1998, among PGG and its merger subsidiary and TEI (incorporated by reference to Appendix B to the Proxy Statement/Prospectus of PGG and TEI dated December 31, 1998).

             2.3 Plan of Merger dated October 2, 1998, among PGG and its merger subsidiary and HWG (incorporated by reference to Appendix C to the Proxy Statement/Prospectus of PGG and TEI dated December 31, 1998).

             2.4 Plan of Merger dated October 2, 1998, among PGG and its merger subsidiary and PMT (incorporated by reference to Appendix D to the Proxy Statement/Prospectus of PGG and TEI dated December 31, 1998).

             99.1     Press Release dated January 28, 1998.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATED this 1st day of February, 1999.


                                    PINNACLE GLOBAL GROUP, INC.

                                    By: /s/ ROBERT E. GARRISON II
                                            Robert E. Garrison II,
                                            President and
                                            Chief Executive Officer

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